Exhibit 99.1

The Bank Behind Your Business September 2023

OUTLINE 2 I. Overview 3 II. 2Q23 Highlights / Topics of Interest 9 » Earning Assets 10 » Funding 14 » Net Interest Margin (NIM) 18 » Risk Management 23 » Capital 28 » Non - Interest Income Highlights 33 » Non - Interest Expense 38 » Net Income 40 Impacting Lives for Success and Significance

OVERVIEW Impacting Lives for Success and Significance

6 4

OUR IDENTITY 5

» Began in 1995 » Focused on Organic Growth, Augmented with Opportunistic Acquisitions ▪ 2004 – Newberry Federal ▪ 2006 – Bank of Camden ▪ 2008 – EAH Financial Planning Practice ▪ 2011 – Palmetto South Mortgage Corp. ▪ 2014 – Savannah River Financial Corp. ▪ 2017 – Cornerstone National Bank » Executive Leadership Team and Board Stability/Succession » June 30, 2023 ▪ $1.7 billion total assets ▪ Twenty - two (22) banking offices ▪ Largest community bank in SC Midlands ▪ Fifth largest bank in SC » Dividends ▪ 86 Consecutive Quarters ▪ Current Yield – 3.24% 1 OVERVIEW Highlights Rock Hill 1 Based on 08/31/23 closing pricing of $17.28. 6

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray ▪ Riverbanks Zoo » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament » Rock Hill (Piedmont) ▪ Winthrop University ▪ Lake Wylie ▪ Included in the Charlotte MSA ▪ Home of Sports & Event Center, as well as “Come - See - Me” & Christmasville Festivals Geographically Diverse and Growing Markets OVERVIEW Rock Hill 7

Three Lines of Business OVERVIEW 8

2Q23 HIGHLIGHTS / TOPICS OF INTEREST Impacting Lives for Success and Significance

EARNING ASSETS Impacting Lives for Success and Significance

Loan Portfolio LTM Growth = 12.7% 2 1 Includes PPP and related LOC to SBA partner. 2 Excludes PPP and related LOC to SBA partner. CRE as a % of RBC = 285.4% (4 th Quarter for 2019 - 2022 and 2 nd Quarter for 2023) $863.7 $980.9 $844.2 Yield 4.75% 4.36% 4.29% 4.43% 4.86% 11 EARNING ASSETS $1,032.2 Composition 6/30/23 Millions

▪ 2Q23 1 $39.4 million 15.9% annualized growth rate ▪ 1H23 2 $51.3 million 10.5% annualized growth rate 2Q23 Notes: ▪ CRE – 62% of growth ▪ Midlands of SC – 52% of growth ▪ Mortgage – 25% of growth (ARMs and residential construction) ▪ Production was moderate and advances from unfunded commercial construction loans had a meaningful impact on loan growth 12 1 Linked quarter growth: June 30, 2023 vs. March 31, 2023. 2 1H23 growth: June 30, 2023 vs. December 31, 2022. Loan Portfolio Growth EARNING ASSETS

Investment Portfolio Yield 2.49% 1.98% 1.56% 2.78% 3.27% (4 th Quarter for 2019 - 2022, and 2 nd Quarter for 2023) Modified Duration AFS - 3.38 HTM - 6.01 Composition 6/30/23 $288.8 $361.9 $566.6 $564.8 EARNING ASSETS Millions $555.9 13

FUNDING Impacting Lives for Success and Significance

Total Deposit Cost 0.47% 0.20% 0.11% 0 .25% 0.97% Non - Interest Bearing 29% 32% 33% 33% 31% Millions $1,021.5 $1,230.3 $1,415.5 $1,454.1 (4 th Quarter for 2019 - 2022 & 2 nd Quarter for 2023) 12/31/2019 12/31/2020 12/31/2021 12/31/2022 06/30 /20 23 15 High Quality Deposit Franchise $1,492.9 FUNDING

2Q23 Notes: ▪ 19.8% Cumulative Cycle Deposit Beta ▪ Uninsured deposits of $422.4 million (29.7% of total), of which $82.4 million (5.8% of total) are public funds that are secured or collateralized ▪ Average balance of customer deposits accounts - $28,049 ▪ Total remaining credit availability in excess of $433.8 million 1 16 High Quality Deposit Franchise FUNDING 1 Subject to collateral requirements.

17 1H2023 ▪ Sources of funds Investment Securities $ 9 million Deposits 35 million Customer Cash Management 3 million FHLB Borrowings and Federal Funds Purchased 23 million Capital 6 million Total $76 million ▪ Uses of funds Cash / Overnight Investments $20 million Loans (includes held - for - sale) 54 million Other 2 million Total $76 million Sources and Uses FUNDING

NET INTEREST MARGIN Impacting Lives for Success and Significance

19 NET INTEREST MARGIN (NIM)

20 NET INTEREST MARGIN (NIM)

21 NET INTEREST MARGIN (NIM)

22 Notes: ▪ NIM Contraction decelerating • 1Q23 23 bps • 2Q23 17 bps ▪ Effective May 5, 2023, entered into a pay - fixed / receive floating interest rate swap • Notional amount: $150 million • Synthetically converts approximately 15% of the Loan Portfolio from fixed to floating • Pay a fixed rate of 3.58% • Receive a floating rate of overnight SOFR • Matures on May 5, 2026 • 2Q Impact » Interest Income $336,000 » Loan Portfolio Yield 14 bps » Net Interest Margin 8 bps ▪ ALCO Model – Interest Rate Sensitivity (June 30, 2023) Year 1 Year 2 Up 200 + 1.37% + 9.66% Up 100 + 0.75% + 5.02% Down 100 + 1.60% - 4.40% Down 200 + 0.74% - 11.40% NET INTEREST MARGIN (NIM)

RISK MANAGEMENT Impacting Lives for Success and Significance

24 Credit Quality RISK MANAGMENT 2019 2020 2021 2022 1H23 NPA / Assets Net Loan Charge - Offs

25 Allowance for Credit Losses on Loans to Loans Provision for (Release of) Credit Losses (000s omitted) Credit Quality RISK MANAGMENT

2Q23 Notes: ▪ Key Loan Portfolio Sectors ▪ During 2Q23, resolved one non - accrual loan ($3.9 million) through the foreclosure process, followed by the sale of the real estate at a gain to the bank of $105,000. 26 • Only four loans secured by office buildings in excess of 50,000 square feet of rentable space. These four represent $10.5 million in loan oustandings and have a 37% weighted average loan - to - value. Credit Quality RISK MANAGMENT

27 RISK MANAGMENT

CAPITAL Impacting Lives for Success and Significance

29 Leverage Ratio (Bank) Total Capital Ratio (Bank) *On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares) CAPITAL

30 Tangible Common Equity Tangible Common Equity (ex. AOCI) CAPITAL 1 See Non - GAAP reconciliation on pages 44 - 45.

Dividend 31 CAPITAL On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares).

Tangible Book Value 1 1 See Non - GAAP reconciliation on pages 44 - 45. 32 Tangible Book Value Tangible Book Value (ex. AOCI) CAPITAL

NON - INTEREST INCOME HIGHLIGHTS Impacting Lives for Success and Significance

Financial Planning / Investment Advisory Services AUM (millions) 34 NON - INTEREST INCOME HIGHLIGHTS

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) 35 Pre - tax Profit Margin 14.3% 29.7% 30.5% 33.9% 29.5% NON - INTEREST INCOME HIGHLIGHTS

36 Residential Mortgage Banking Production (millions) NON - INTEREST INCOME HIGHLIGHTS $55.4 $107.2

Pre - tax Profit Margin 32.9% 31.6% 11.9% 3.6% 15.5% Residential Mortgage Banking Revenue and Pre - Tax Income (000’s omitted) 37 $5,616.5 $7,294.7 $5,327.8 $3,763.8 1 $1,976.3 1 Note: Pre - tax net income does not include fund transfer pricing or ACL allocations. 1 Includes mortgage late charges and other mortgage revenue. NON - INTEREST INCOME HIGHLIGHTS

NON - INTEREST EXPENSE Impacting Lives for Success and Significance

NON - INTEREST EXPENSE 39 Non interest Expense (Millions) $34.6 $37.5 $39.2 Notes: 2019 Opened two additional offices – Greenville and Augusta. 2022 Opened new office – Rock Hill. $21.2 $41.3

NET INCOME Impacting Lives for Success and Significance

NET INCOME

Core Net Income[1] / Core EPS[1] / Pre-Tax Pre-Provision Earnings



$22,500
$20,500
$18,500
$16,500
$14,500
$12,500
$10,500
$8,500
$6,500
$4,500
$2,500
$500
Thousands
$11,087
$13,968
1.46
$9,770 2
$16,258 2
1.31
$15,238 3
$19,982 3
2.02
$14,665 4
$18,259 4
1.93
$6,695 5
$8,929 6
0.88
2019
2020
2021
2022
1H2023
Core Net Income
Pre-Tax Pre-Provision
EPS

[1]Core net income and EPS exclude gains (losses) on sale of securities and bank premises, write-downs on bank premises held-for-sale, non-recurring BOLI income, gains on insurance proceeds, and collection of summary judgements on two loans charged off at an FCCO acquired bank. See non-GAAP reconciliation on page 45.

[2]Includes $738 thousand in non-recurring PPP-related fee income.

[3]Includes $2.955 million in non-recurring PPP-related fee income.

[4]Includes $46 thousand n non-recurring PPP-related fee income.

[5]This compares to 1H22 results of $6,612 thousand in core net income and $0.87 in core EPS. Included in the 1H22 was $44 thousand in non-recurring PPP-related fee income compared to $1 thousand in 1H2023.

[6]This compares to 1H22 results of $8,025 thousand in pre-tax pre-provision earnings. Included in the 1H22 was $44 thousand in non-recurring PPP-related fee income compared to $1 thousand in 1H2023.

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FORWARD - LOOKING STATEMENTS 42 SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or FCB) and its wholly - owned subsidiaries . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the US Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the US economy in general and the strength of the local economies in which we conduct operations may be different than expected, including unemployment levels, supply chain disruptions, higher inflation, and slowdowns in economic growth ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action ; (5) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties ; (7) inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments ; and (8) the ultimate ramifications, if any, of the 2023 bank failures with respect to increased regulatory supervision and any increases in the costs of doing business . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the annual report on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K) filed with the SEC and available at the SEC’s internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law .

NON - GAAAP FINANCIAL MEASURES The Bank Behind Your Business 43 NON - GAAP FINANCIAL MEASURES – This presentation contains certain non - GAAP financial measures that are not in accordance with US generally accepted accounting principles (GAAP) . We use certain non - GAAP financial measures to provide meaningful, supplemental information regarding our operational results and to enhance investors’ overall understanding of our financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to our GAAP results . See the end of this presentation for a non - GAAP financial measures reconciliation to the most directly comparable GAAP financial measure .

NON - GAAP RECONCILIATION 44 The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods presented:

NON - GAAP RECONCILIATION 45 1 Excludes gains (losses) on sale of securities and bank premises, write - downs on bank premises held - for - sale, non - recurring BOLI income, gains on insuranc e proceeds, and collection of summary judgements on two loans charged off at an FCCO acquired bank. The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods presented: